First Quarter 2016 Earnings Conference Call and Webcast  May 3, 2016

Forward Looking Statements 1 This presentation contains forward‐looking statements which reflect Northern Tier’s views and assumptions on the date of this press release regarding future events. The forward‐looking statements contained herein include statements about, among other things, future: comparability of 80% and 95% of our products to a 3‐2‐1 and 6‐3‐2‐1 crack spread, respectively; calculation of cash available for distribution including determination of reserves and replenishment of unfunded reserves and the impacts thereof; Q2 2016 operating and capex guidance including crude oil charge and inventories; total, other and heavy throughput including percentage of heavy crude oil throughput compared to total throughput; direct operating expenses; turnaround expenditures; retail and franchise volumes, sales and margins; reserves including for turnaround and related expenses and organic growth projects; SG&A; depreciation & amortization; interest expense; income taxes; amounts and types of capital expenditures on maintenance, regulatory and other discretionary projects and on organic growth projects or otherwise; and, closing of the merger between Northern Tier and Western Refining, Inc. in the second quarter 2016 or at all and payment of any prorated distribution including the amount and timing thereof. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “are likely” or other similar expressions are intended to identify forward‐looking statements. These forward‐looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward‐looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate, and any and all of our forward‐looking statements in this presentation may turn out to be inaccurate. Our forward‐looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These statements are subject to the general risks inherent in our business. These expectations may or may not be realized, and may be based upon assumptions or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized, or otherwise materially affect our financial condition, results of operations and cash flows. Other known, unknown or unpredictable factors could have material adverse effects on our future results. Additional information regarding such factors and our uncertainties, risks and assumptions are contained in our filings with the Securities and Exchange Commission. All forward‐looking statements are only as of the date hereof, and we do not undertake any obligation to (and expressly disclaim any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events. The presentation also includes non‐GAAP measures. We believe that these non‐GAAP financial measures provide useful information about our operating performance and should not be viewed in isolation or considered as alternatives to comparable GAAP measures. Our non‐GAAP financial measures may also differ from similarly names measures used by other companies. See the disclosures included in our Annual Report on Form 10‐K and our Quarterly Reports on Form 10‐Q for additional information on the non–GAAP measures used in this presentation and the Appendix to this presentation reconciliations to the most directly comparable GAAP measures. This presentation serves as a qualified notice to nominees and brokers as provided for under Treasury Regulation Section 1.1446‐4(b). Please note that 100 percent of Northern Tier Energy LP’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, Northern Tier Energy LP’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Q1 Financial Results Selected Balance Sheet & Cash Flow Data 2 Consolidated Financial Results 1See Appendix for reconciliations of Net Income to Adjusted Net Income, Net Income to Adjusted EBITDA, and Operating Income to Operating Income Adjusted for Special Items. 2Distributions are shown for the period in which they were generated.   ($ in millions, except per unit data) Q1 2016 Q1 2015 Net Income $14.7 $111.2 Adjusted Net Income1 4.1 100.4   Operating Income 21.8 119.5 Operating Income Adjusted for Special Items1 11.2 108.7 Adjusted EBITDA1 28.2 123.2  Q1 2016 Cash and Cash Equivalents $35.0 Total Debt (including capital leases) $376.2 Equity $376.3 Adjusted EBITDA (last twelve months) $404.2 Debt to LTM Adjusted EBITDA 0.93x Cash Flow from Operations $5.8 Cash Available for Distribution Deficit ($11.5) Distribution per Common Unit2 $0.00 Balance Sheet & Cash Flow Data

Key Refining Performance Metrics 3 1 Gross margin data excludes the impact of the lower of cost or market inventory adjustment which is depicted by dotted lines.  See Appendix for the components used in this calculation (revenue, cost of  sales, and lower of cost or market inventory adjustment).  2Typically, 80% of our products are comparable to a 3‐2‐1 crack spread, while 95% of our products are comparable to a 6‐3‐2‐1 crack spread.  3Total refinery throughput includes crude oil and other feedstocks. 4Direct operating expenses per barrel is calculated by dividing direct operating expenses by the total barrels of throughput for the respective periods presented. Gross Margin1 ($ per throughput barrel) Group 3 Benchmark Crack Spread2 ($ per barrel) Direct Operating Expenses4 ($ per throughput barrel) Total Refinery Throughput3 (thousands of barrels per day) 2016 2015

Cash Available for Distribution Reconciliation ($ in millions)     For the three months ended  March 31, 2016 Net income $14.7 Adjustments: Interest expense 6.5 Income tax provision 0.6 Depreciation and amortization 11.3 EBITDA subtotal $33.1 Lower of cost or market inventory adjustment (11.0) MPL proportionate depreciation expense 0.7 Turnaround and related expenses 0.4 Equity‐based compensation expense 4.6 Merger‐related expenses 0.4 Adjusted EBITDA $28.2 Cash interest expense (7.3) Cash income taxes paid ‐ MPL proportionate depreciation expense (0.7) Increase in working capital reserve (6.0) Capital expenditures (10.7) Reserve for turnaround and related expenses (7.5) Reserve for organic growth projects (7.5) Cash available for distribution deficit ($11.5) 4 Since Northern Tier had a cash available for distribution deficit of $11.5 million for the three months ended March 31, 2016, Northern Tier did not generate sufficient cash during the three months ended March 31, 2016 to fully fund the reserves taken in connection with the calculation of available cash for distribution for the period. The board of directors of Northern Tier’s general partner expects to consider the amount of these unfunded reserves when determining the appropriate reserves to be taken when calculating the amount of cash available for distribution with respect to the second quarter of 2016 or any portion of such period, which Northern Tier expects would adversely impact the amount of cash available for such period.

Operating and Capex Guidance

NORTHERN TIER

	Q2 2016 Low		Q2 2016 High
Refinery Statistics:			
Total crude oil charge (bpd)	94,000		97,000
Other throughput (bpd)	1,000		1,500
Total throughput (bpd)	95,000		98,500
Heavy crude oil throughput percentage of total throughput	26%		28%
Crude oil inventory (thousands of bbls)	2,400		2,700
Direct operating expense, excluding turnarounds ($/throughput bbl)	$4.80		$5.30
Retail Statistics:			
Forecasted gallons (in millions):			
Company-operated stores	78		80
Franchise stores	31		33
Retail fuel margin ($/gallon)	$0.21		$0.23
Merchandise sales ($ in millions)	$96		$98
Merchandise gross margin	25%		27%
Direct operating expense ($ in millions)	$35		$37
Other Guidance ($ in millions):			
Reserve for turnaround and related expenses		$7.5	
Reserve for organic growth projects		$7.5	
Replenishment of unfunded reserves[1]	$0		$11.5
SG&A	$23		$25
Depreciation & amortization	$11		$12
Cash interest expense	$7		$8
Cash income taxes paid	$1		$2

In the event the previously announced proposed merger between Northern Tier and Western Refining, Inc. closes prior to the end of the quarter ending June 30, 2016, Northern Tier will, to the extent it generates available cash for distribution in the second quarter of 2016, make a prorated quarterly cash distribution to Northern Tier's unitholders of record as of immediately prior to the effective time of the merger, in accordance with the terms of the merger agreement.

	Q2 2016 Low	Q2 2016 High	Full Year 2016 Low	Full Year 2016 High
Capital Program ($ in millions):				
Maintenance, regulatory and other discretionary projects	$ 10	$ 12	$ 41	$ 48
Organic growth projects	16	19	54	62
Total planned capital expenditures	$ 26	$ 31	$ 95	$ 110

[1]Represents replenishment of unfunded reserves in connection with the calculation of the first quarter 2016 cash available for distribution deficit where the "High" column reflects the total amount of such unfunded reserves.

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APPENDIX

Adjusted EBITDA Reconciliation 7 2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net Income (Loss) $71.5 $57.9 $96.2 $16.0 $111.2 $128.9 $103.5 $(12.6) $14.7 Adjustments: Interest Expense 6.2 6.2 6.7 7.5 7.5 7.5 7.5 6.2 6.5 Income Tax Provision 0.1 1.5 1.9 3.6 0.8 2.9 3.6 1.1 0.6 Depreciation and Amortization 9.9 10.2 10.7 11.1 10.8 10.8 11.0 11.4 11.3 EBITDA Subtotal $87.7 $75.8 $115.5 $38.2 $130.3 $150.1 $125.6 $6.1 $33.1 Minnesota Pipe Line Proportionate Depreciation 0.7 0.7 0.7 0.8 0.7 0.7 0.7 0.8 0.7 Turnaround and Related Expenses 0.5 0.9 4.6 8.9 0.4 1.2 7.8 1.2 0.4 Equity‐based Compensation Expense 7.4 2.9 2.0 1.7 2.6 2.9 2.4 2.4 4.6 Lower of Cost or Market Inventory Adjustment ‐ ‐ ‐ 73.6 (10.8) (38.2) 36.8 73.0 (11.0) Reorganization and Related Costs 6.3 1.8 ‐ ‐ ‐ ‐ ‐ ‐ ‐ Merger‐Related Expenses ‐ ‐ ‐ ‐ ‐ ‐ ‐ 2.5 0.4 Adjusted EBITDA $102.6 $82.1 $122.8 $123.2 $123.2 $116.7 $173.3 $86.0 $28.2

Adjusted Net Income & Adjusted Earnings  per Unit Reconciliation 8 ($ in millions, except per unit data) 1Weighted average number of shares outstanding assumes no changes related to accelerated vesting equity‐based compensation Q1 2016 Q1 2015 Net Income $14.7 $111.2 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment (11.0) (10.8) Merger‐Related Expenses 0.4 ‐ Adjusted Net Income $4.1 $100.4 Earnings per Unit, Diluted: Actual $0.16 $1.20 Adjusted $0.04 $1.08 Weighted Average Number of Units Outstanding (in millions)1: 93.1 92.6

Operating Income Reconciliation 9 ($ in millions) Q1 2016 Q1 2015 Operating Income $21.8 $119.5 Adjusted for Special Items: Lower of Cost or Market Inventory Adjustment (11.0) (10.8) Merger‐Related Expenses 0.4 ‐ Operating Income Adjusted for Special Items $11.2 $108.7

Refining Operating Information Per Barrel of  Throughput Reconciliation 10 Q1 2016 Q1 2015 Refinery Gross Margin per Barrel of Throughput Refinery Revenue $495.3 $689.6 Refinery Costs of Sales 410.3 513.7 Refinery Gross Margin $85.0 $175.9 Lower of Cost or Market Inventory Adjustment (11.0) (10.5) Adjusted Refinery Gross Margin $74.0 $165.4 Total Refinery Throughput (millions of bbls) 9.2 8.5  Refinery Gross Margin per Barrel of Throughput ($/bbl) $9.28 $20.77 Adjusted Refinery Gross Margin per Barrel of Throughput  ($/bbl) $8.08 $19.53 Refinery Direct Operating Expense per Barrel of Throughput Refinery Direct Operating Expense $44.4 $38.9 Total Refinery Throughput (millions of bbls) 9.2 8.5 Refinery Direct Operating Expense per Barrel of Throughput  ($/bbl) $4.85 $4.59 ($ in millions, unless otherwise indicated)

Retail Fuel Gross Margin per Gallon Reconciliation 11 Q1 2016 Q1 2015 Retail Gross Margin per Gallon Retail Fuel Revenue $133.0 $161.5 Retail Fuel Cost of Sales 115.8 146.3 Retail Fuel Gross Margin $17.2 $15.2 Lower of Cost or Market Inventory Adjustment ‐ (0.3) Adjusted Retail Fuel Gross Margin $17.2 $14.9 Retail Fuel Gallons Sold (in millions) 73.1 71.9 Retail Fuel Gross Margin per Gallon ($/gallon) $0.24 $0.21 Adjusted Retail Fuel Gross Margin per Gallon ($/gallon) $0.24 $0.21 ($ in millions, unless otherwise indicated)

Non‐GAAP Measures This presentation includes Non‐GAAP financial and performance measures, including: EBITDA and Adjusted EBITDA Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes and depreciation and amortization, adjusted for depreciation from the  Minnesota Pipe Line operations, lower of cost or market inventory adjustments, turnaround and related expenses, equity‐based compensation expense, and merger‐ related expenses.  Adjusted EBITDA is not a presentation made in accordance with GAAP and our computation of Adjusted EBITDA may vary from others in our industry.   In addition, Adjusted EBITDA contains some, but not all, adjustments that are taken into account in calculating the components of various covenants in the agreements  governing our 2020 Secured Notes and the ABL Facility.  We believe the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities  analysts, investors and other interested parties in the evaluation of companies in our industry.  The calculation of Adjusted EBITDA generally eliminates the effects of  financings, income taxes and the accounting effects of significant turnaround activities which many of our peers capitalize and therefore exclude from Adjusted EBITDA.  Adjusted EBITDA should not be considered as an alternative to operating income or net income as measures of operating performance. In addition, Adjusted EBITDA is  not presented as, and should not be considered, an alternative to cash flow from operations as a measure of liquidity.  Adjusted EBITDA has limitations as an analytical  tool and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. Cash Available for Distribution Cash available for distribution is a non‐GAAP performance measure that we believe is important to investors in evaluating our overall cash generation performance.  Cash available for distribution should not be considered as an alternative to operating income or net income as measures of operating performance. In addition, cash  available for distribution is not presented as, and should not be considered, an alternative to cash flow from operations as a measure of liquidity.  As shown in the tables  in this Appendix, we have reconciled cash available for distribution to Adjusted EBITDA and in addition reconciled Adjusted EBITDA to net income (loss).  Cash available  for distribution has limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  Our  calculation of cash available for distribution may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative  measure.  Cash available for distribution for each quarter will be determined by the board of directors of our general partner following the end of such quarter. Refining Gross Margin Refining gross margin is calculated by subtracting refining costs of sales from total refining revenues.  Refining gross margin excluding lower of cost or market (“LCM”)  inventory adjustment is calculated by adding back the non‐cash LCM inventory adjustment to refining gross margin.  Refining gross margin and refining gross margin  excluding LCM are non‐GAAP measures that we believe are important to investors in evaluating our refining segment performance as a general indication of the  amount above its cost of products that is able to sell refined products.  NTI’s calculation of refining gross margin and refining gross margin excluding LCM may differ  from similar calculations by other companies in our industry, thereby limiting its usefulness as a comparative measure. 12